--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                               January 22, 1996

We welcome this opportunity to provide you with information about Hyperion 1997 Term Trust, Inc. (the 'Trust') for its semi-annual period ended November 30, 1995 and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange under the symbol 'HTA'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1997. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.).

MARKET ENVIRONMENT

Over the past six months, the recovery in the fixed income markets has continued. Interest rates, which have broadly declined since late 1994, continued their downward path since May declining by roughly 50 basis points over the period. The Federal Reserve Board (the 'Fed') has cut the Federal Funds rate by 50 basis points since May, reducing the rate in 25 basis point increments in July and December 1995.

The economy continues to grow at a moderate pace. Preliminary estimates for fourth quarter economic activity were dampened by evidence of weak holiday sales for retailers. The third quarter Gross Domestic Product ('GDP') growth rebounded to 3.2% after posting a 1.3% growth rate in the second quarter of 1995. During the twelve month period ended November 30, 1995, many economic aggregates, including the employment rate and consumer confidence, were significantly stronger than they were during the bond market rally of 1993.

Bond market rallies are never easy for mortgages. Since November 1994, there has been more than a 200 basis point decline in interest rates, which once again put mortgages to the test. The decline in interest rates resulted in a rise of prepayment fears and actual prepayments. However, after seasonal summer peaks, the actual dollar volume of prepayments declined in the last months of 1995 despite continued Fed interest rate cuts. The overall duration of the Lehman mortgage index shortened from approximately 4.2 years to 2.9 years in 1995, and the 30 year fixed rate mortgages declined by approximately 200 basis points (i.e., from approximately 9.5% to approximately 7.5%). During this period, the Lehman Mortgage Index returned 16.80%, 13 basis points below the returns on the Merrill 5-Year Treasury Index.


PORTFOLIO STRATEGY AND PERFORMANCE

From July through September, the Trust was positioned to maintain or increase its net asset value ('NAV') in the event of rising interest rates, which, coupled with declining interest rates caused the NAV to decline from

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER  (CONTINUED)

--------------------------------------------------------------------------------

$8.26 on May 31, 1995 to $7.92 on November 30, 1995. After that, however, we positioned the Trust's duration less defensively, with assets that benefited significantly during a period of lower interest rates. This, coupled with the Trust's leverage, had a positive impact on the Trust's NAV as it increased to $8.04 as of January 1996.

During 1995, MBS have not kept pace with Treasury market total returns because lower interest rates have increased the risk of mortgage refinancings. Over the period, mortgage rates have declined almost as much as Treasury yields, which significantly increases the proportion of outstanding mortgages that can be favorably refinanced. Refinancing risk is largely limited to mortgages with coupons above prevailing market rates. Currently, the Trust's portfolio consists of MBS with low coupons and asset-backed securities ('ABS') that are not nearly as susceptible to interest rate movements. We continue to seek investments with a high degree of stability, in order to insulate the Trust from prepayments.

INVESTMENT OUTLOOK

We are cautiously optimistic about the bond market. Inflation continues to be subdued, and although nominal interest rates appear low relative to historic standards, real interest rates (the difference between interest rates and inflation) are above long term averages. As a result, unless there is significant improvement in the economy, the market expects that there will be further short-term interest rate decreases by the Fed during 1996.

The overall mortgage market faces challenges as declining interest rates enable more mortgages to become refinancable. The Trust continues to be positioned to avoid many of the risks associated with a mortgage refinancing boom by: 1) investing in lower coupon MBS pass-throughs, well structured collateralized mortgage obligations ('CMO'), planned amortization class ('PAC') bonds and high quality ABS, and 2) significantly reducing interest-only security allocations. The maintenance of relative principal stability and predictability is an ongoing task, as mortgage securities require active management in an effort to achieve this goal.

The chart on the following page shows the allocation of the Trust's holdings by asset category on November 30, 1995.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER  (CONCLUDED)

--------------------------------------------------------------------------------

                         HYPERION 1997 TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1995*

                                    [CHART]

      U.S. Government Agency Pass-Through Certificates             33.1%
      U.S. Treasury Obligations                                    21.4
      Asset-Backed Securities                                      12.9
      Collateralized Mortgage Obligations                          11.8
      Municipal Zero Coupon Securities                             11.3
      U.S. Government Agency Collateralized Mortgage Obligations    4.0
      U.S. Government Agency Stripped Mortgage-Backed Securities    2.7
      U.S. Government Agency Debenture                              1.5
      Outstanding Options Purchased                                 1.0
      Repurchase Agreement                                          0.3

               * As a percentage of total investments.

CONCLUSION

We will continue to do our best to manage the Trust in an attempt to achieve its objectives. We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,


/s/ Kenneth C. Weiss
----------------------------
KENNETH C. WEISS
Chairman,
Hyperion 1997 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.

/s/ Louis C. Lucido
----------------------------
LOUIS C. LUCIDO
President,
Hyperion 1997 Term Trust, Inc.
Managing Director and Chief Operating Officer,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
November 30, 1995 (unaudited)

                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 90.2%
U.S. GOVERNMENT AGENCY PASS-THROUGH
  CERTIFICATES -- 47.6%
Federal Home Loan Mortgage
  Corporation
                              6.00%      05/01/24       $ 28,948#  $ 27,781,491
                              6.50   09/01/08-01/01/24    40,536#    40,072,191
                              7.00       11/01/99         10,126     10,312,837
                                                                   ------------
                                                                     78,166,519
                                                                   ------------
Federal National Mortgage
  Association
                              6.00       01/01/01         12,743     12,674,863
                              6.50   01/01/05-09/01/10    29,248     29,229,981
                              7.00   11/01/99-10/01/01    18,631     18,946,399
  TBA                         8.00       05/01/25         27,878     28,784,097
                              8.50       01/01/05         14,921#    15,545,892
  TBA                         9.00       01/01/99          8,750      9,201,150
                                                                   ------------
                                                                    114,382,382
                                                                   ------------
Government National
  Mortgage Association
  TBA                         7.00       12/15/99         35,612     35,779,020
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
  (Cost -- $223,607,459)                                            228,327,921
                                                                   ------------

U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) -- 5.8% Federal Home Loan Mortgage
  Corporation
  Series 1416, Class PE       6.00       02/15/16         10,800     10,722,132
  Series 1482, Class F        6.50       05/15/19         11,199     11,217,159
                                                                   ------------
                                                                     21,939,291
                                                                   ------------
Federal National Mortgage
  Association
  Series 1993-247, Class
    AB                        5.75       01/25/23          6,047      5,870,602
                                                                   ------------


TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost -- $26,306,969)
                                                                     27,809,893
                                                                   ------------
U.S. GOVERNMENT AGENCY STRIPPED MORTGAGE-BACKED
  SECURITIES -- 3.9%
Interest-Only Securities:
Federal National Mortgage
  Association
  Series 1993-M2, Class B,
    WAC, REMIC                2.57       07/25/03         95,089      8,780,551
  Series 167, Class 2         8.00       08/01/22         40,192      9,935,032
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY STRIPPED MORTGAGE-BACKED
  SECURITIES
  (Cost -- $23,170,349)                                              18,715,583
                                                                   ------------

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1995 (unaudited)
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (CONCLUDED)
U.S. TREASURY & AGENCY OBLIGATIONS -- 32.9%
Federal Home Loan Mortgage
  Corporation Debenture       8.42 %     01/12/98      $  10,000   $ 10,028,800
                                                                   ------------
U.S. Treasury Notes
                              7.38       11/15/97        121,000#   125,291,870
                              7.75       12/31/99         13,500#    14,573,655
                                                                   ------------
                                                                    139,865,525
                                                                   ------------
U.S. Treasury Bills
                              (a)        02/01/96          7,898      7,827,708
                                                                   ------------
TOTAL U.S. TREASURY & AGENCY
  OBLIGATIONS
  (Cost -- $153,607,542)                                            157,722,033
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost -- $426,692,319)                                            432,575,430
                                                                   ------------
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 18.4%
CARCO Auto Loan Master
  Trust
  Series 1994-2, Class A      7.88       07/15/99         20,000     20,684,400
Ford Credit Grantor Trust
  Series 1994-B, Class A      7.30       10/15/99         16,638     16,973,027
MBNA Master Credit Card
  Trust
  Series 1992-1, Class A      7.25       06/15/99          5,000      5,110,150
Standard Credit Card
  Master Trust
  Series 1991-6, Class A      7.88       01/07/00         29,000     30,635,890
The Money Store Home
  Equity Trust
  Series 1994-B, Class A3     7.10       11/15/16         15,000     15,189,900
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost -- $86,453,210)                                              88,593,367
                                                                   ------------
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) -- 17.0%
Merrill Lynch Mortgage

  Investors
  Series 1995-C3, Class A1    6.79       06/25/15         10,000     10,131,250
Prudential Home Mortgage
  Securities Co., Inc.
  Series 1992-42, Class A7    7.00       01/25/08         41,375     41,300,939
Residential Funding
  Mortgage Securities Inc.
  Series 1994-MZ1, Class
    A1                        6.47       01/28/24         30,354     29,956,133
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost -- $79,430,335)                                              81,388,322
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
November 30, 1995 (unaudited)

                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)
--------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES -- 16.2%
ARIZONA
  Maricopa County Arizona,
    School District #4
    FGIC                      (a)        07/01/98       $  5,200@  $  4,652,336
  Maricopa County Arizona,
    School District #41
    FGIC                      (a)        07/01/98          6,000@     5,368,080
  Maricopa County Arizona,
    School District #97
    FGIC                      (a)        07/01/98          4,185      3,744,236
                                                                   ------------
                                                                     13,764,652
                                                                   ------------
FLORIDA
  Hillsborough County
    Florida, Utility
    Series A, Revenue
    Bond, MBIA-IBC            (a)    08/01/98-08/01/99    17,190@    14,862,976
                                                                   ------------
ILLINOIS
  Metropolitan Pier &
    Exposition Authority
    Illinois Revenue Bond,
    AMBAC                     (a)    12/15/97-06/15/98    11,500@    10,445,855
                                                                   ------------
KANSAS
  Kansas City Kansas,
    Utility System
    Revenue Bond, AMBAC       (a)        09/01/98          8,185@     7,300,038
                                                                   ------------
KENTUCKY
  Owensboro Kentucky,
    Electric Light & Power
    Series B, Revenue
      Bond, AMBAC             (a)        01/01/98          1,000@       914,140
                                                                   ------------
NEW JERSEY
  New Jersey, Wastewater
    Treatment Trust
    Series A, Revenue Bond    (a)        09/01/97          7,305      6,791,751
                                                                   ------------
TEXAS
  Austin Texas, FGIC          (a)        09/01/98          7,845      6,968,635

  Austin Texas, Utility
    System
    Series A, Revenue
    Bond, MBIA                (a)        05/15/98          1,750@     1,574,318
  Dallas Texas,
    Independent School
    District PSFG             (a)        08/15/97         12,400     11,540,432
  Denton Texas,
    Independent School
    District PSFG             (a)        02/15/98          3,960@     3,600,986
                                                                   ------------
                                                                     23,684,371
                                                                   ------------
TOTAL MUNICIPAL ZERO COUPON SECURITIES
  (Cost -- $75,981,204)                                              77,763,783
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
November 30, 1995 (unaudited)

                                                        Principal     Market
                                                         Amount        Value
                                                         (000s)       (Note 1)
--------------------------------------------------------------------------------
OUTSTANDING OPTIONS PURCHASED -- 1.4%
CALL OPTIONS
  November 95 U.S. Treasury Bond Futures, Call
    at 104.1875 expiring November 1995                  $ 21,156   $    171,998
  December 95 U.S. Treasury Bond Futures, Call
    at 112.21875 expiring December 1995                  100,000      6,438,000
                                                                   ------------
TOTAL OUTSTANDING OPTIONS PURCHASED
  (Cost -- $2,997,768)                                                6,609,998
                                                                   ------------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
Dated 11/30/95, with State Street Bank and Trust
  Company, 5.55%, due 12/1/95; proceeds: $1,849,285;
  collateralized by $1,845,000 U.S Treasury Note,
  6.00%, due 08/31/97, value: $1,849,285
  (Cost -- $1,849,000)                                     1,849      1,849,000
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 143.6%
  (Cost -- $673,403,836)                                           $688,779,900
CALL OPTIONS WRITTEN* -- (0.0%)                                        (162,544)
VARIATION MARGIN PAYABLE ON OPEN
  FUTURES CONTRACTS** -- (0.1%)                                        (279,531)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (43.5%)                   (208,624,329)
                                                                   ------------
NET ASSETS -- 100.0%                                               $479,713,496
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------

        # Portion or entire principal amount pledged as collateral for reverse repurchase agreements. (Note 4)
      TBA  To Be Announced
    REMIC  Real Estate Mortgage Investment Conduit
      WAC  Weighted Average Coupon
     FGIC  Financial Guaranty Insurance Company
      (a)  Zero Coupon Bonds
        @ Portion or entire principal amount pledged as initial margin on financial futures transactions.
 MBIA-IBC  Municipal Bond Insurance Association Insured Bond Certificate
    AMBAC  American Municipal Bond Assurance Corporation
     PSFG  Permenant School Fund Guaranteed
        * Outstanding Call Option Written as of November 30, 1995 are as follows on the next page:
       ** Open Futures Contracts as of November 30, 1995 are as follows on the next page:

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

                                                                                     VALUE AT        UNREALIZED
OPEN FUTURES                                        EXPIRATION       VALUE AT      NOVEMBER 30,     APPRECIATION
NOTIONAL AMOUNT               TYPE                     DATE         TRADE DATE         1995        (DEPRECIATION)
---------------  ------------------------------   ---------------   -----------    ------------    --------------
Long:
    $24,000,000    10 Yr. U.S. Treasury Note        March 1996      $27,065,942    $27,195,000           $129,058
                                                                    -----------    -----------          ---------
                                                                    -----------    -----------          ---------
Short:
    $52,100,000    30 Yr. U.S. Treasury Bond        March 1996      $61,396,594    $62,015,281          $(618,687)
                                                                    -----------    -----------          ---------
                                                                    -----------    -----------          ---------

CALL OPTION WRITTEN
                                                           PRINCIPAL     LIABILITY       VALUE AT
                                                           AMOUNT OF     FOR OPTION    NOVEMBER 30,     UNREALIZED
                      DESCRIPTION                          CONTRACTS      WRITTEN          1995        APPRECIATION
-------------------------------------------------------   -----------    ----------    ------------    ------------
December 95, GNMA 7.00%, 12/15/99, Strike at 99.75        $35,259,000     $213,482       $162,544        $50,938
                                                                          --------       --------        -------
                                                                          --------       --------        -------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost -- $673,403,836) (Note 1)..........   $688,779,900
Cash...........................................................            303
Interest receivable............................................      4,369,142
Prepaid expenses...............................................         42,272
Deferred organization expenses (Note 1)........................         33,459
Other assets...................................................        173,340
                                                                  ------------
          Total assets.........................................    693,398,416
                                                                  ------------

LIABILITIES:
Reverse repurchase agreements (Note 4).........................    168,184,125
Payable for investments purchased..............................     44,756,117
Variation margin payable on open futures contracts (Note 1)....        279,531
Investment advisory fee payable (Note 2).......................        196,020
Written options outstanding at value (premiums received,
  $213,482)....................................................        162,544
Administration fee payable (Note 2)............................         54,118
Interest payable (Note 4)......................................         52,465
                                                                  ------------
          Total liabilities....................................    213,684,920
                                                                  ------------

NET ASSETS (equivalent to $7.92 per share based on 60,555,227
  shares outstanding)..........................................   $479,713,496
                                                                  ------------
                                                                  ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 5).................................   $    605,552
Additional paid-in capital.....................................    573,808,743
Undistributed net investment income............................     10,057,684
Accumulated net realized losses................................   (119,695,856)
Net unrealized appreciation....................................     14,937,373
                                                                  ------------
Net assets applicable to capital stock outstanding.............   $479,713,496
                                                                  ------------
                                                                  ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1)
  Interest.......................................................   $24,873,396
                                                                    -----------
EXPENSES:
  Investment advisory fees (Note 2)..............................     1,231,509
  Administration fees (Note 2)...................................       339,432
  Insurance......................................................       257,860
  Legal..........................................................       101,726
  Reports to shareholders........................................        77,724
  Custodian......................................................        51,793
  Audit and tax services.........................................        28,643
  Registration...................................................        26,414
  Transfer agency................................................        24,708
  Directors' fees................................................        22,468
  Amortization of organization expenses (Note 1).................         8,735
  Miscellaneous..................................................        20,138
                                                                    -----------
          Total operating expenses...............................     2,191,150
                    Interest expense (Note 4)....................     6,018,062
                                                                    -----------
                    Total expenses...............................     8,209,212
                                                                    -----------
  Net investment income..........................................    16,664,184
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  SHORT SALES, FUTURES AND OPTIONS (Notes 1 & 3)
Net realized gains (losses) on:
  Investment transactions........................................     8,184,327
  Futures transactions...........................................   (27,892,855)
  Option transactions............................................    (9,259,512)
                                                                    -----------
                                                                    (28,968,040)
                                                                    -----------
Net change in unrealized appreciation on:
  Investments....................................................     2,177,840
  Futures........................................................     4,258,526
  Options........................................................        50,938
                                                                    -----------
                                                                      6,487,304
                                                                    -----------
Net realized and unrealized losses on investments, short sales,
  futures and options............................................   (22,480,736)
                                                                    -----------
Net increase in net assets resulting from operations.............   $(5,816,552)
                                                                    -----------
                                                                    -----------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.

STATEMENTS OF CHANGES IN NET ASSETS


                                                  For the
                                                 Six Months
                                                   Ended
                                                November 30,    For the Year
                                                    1995           Ended
                                                (unaudited)     May 31, 1995

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income......................   $ 16,664,184    $ 37,668,242
  Net realized gains (losses) on investments,
     short sales, futures and option
     transactions............................    (28,968,040)        402,244
  Net change in unrealized appreciation on
     investments, futures and options........      6,487,304       6,082,810
                                                ------------    ------------
  Net increase (decrease) in net assets
     resulting from operations...............     (5,816,552)     44,153,296
                                                ------------    ------------

DIVIDENDS TO SHAREHOLDERS
  Net investment income......................    (14,759,071)    (35,073,708)
                                                ------------    ------------

CAPITAL STOCK TRANSACTIONS
  Cost of Trust shares repurchased and
     retired.................................             --         (93,016)
                                                ------------    ------------
          Total increase (decrease) in net
            assets...........................    (20,575,623)      8,986,572

NET ASSETS:
Beginning of year............................    500,289,119     491,302,547
                                                ------------    ------------
End of year (including undistributed net
  investment income of $10,057,684 and
  $8,152,571 respectively)...................   $479,713,496    $500,289,119
                                                ------------    ------------
                                                ------------    ------------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Six Months Ended November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows used for operating activities:
  Interest received..........................................  $    24,831,002
  Operating expenses paid....................................       (2,553,618)
  Interest expense paid......................................       (6,028,050)
  Purchase of short-term portfolio investments...............       (8,960,512)
  Purchase of long-term portfolio investments................   (1,951,835,843)
  Proceeds from disposition of long-term portfolio investment
     and principal paydowns..................................    2,033,494,227
  Variation margin...........................................      (23,318,060)
                                                               ---------------
  Net cash used for operating activities.....................       65,629,146
                                                               ---------------
Cash flows provided from financing activities:
  Cash provided from reverse repurchase agreements, net......      (50,870,125)
  Cash dividends paid........................................      (14,759,071)
                                                               ---------------
  Net cash provided from financing activities................      (65,629,196)
                                                               ---------------
  Net decrease in cash.......................................              (50)
Cash at beginning of period..................................              353
                                                               ---------------
Cash at end of period........................................  $           303
                                                               ---------------
                                                               ---------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations.........  $    (5,816,552)
                                                               ---------------
  Decrease in investments....................................       42,277,921
  Increase in net unrealized appreciation....................       (6,487,304)
  Decrease in interest receivable............................        1,448,599
  Increase in variation margin payable.......................          316,269
  Decrease in other assets...................................        7,237,017
  Decrease in other liabilities..............................       26,653,196
                                                               ---------------
          Total adjustments..................................       71,445,698
                                                               ---------------
Net cash used for operating activities.......................  $    65,629,146
                                                               ---------------
                                                               ---------------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.

FINANCIAL HIGHLIGHTS

                                                            For the
                                                          Six Months
                                                             Ended                                         For the Period
                                                         November 30,     For the Year    For the Year    November 2, 1992*
                                                             1995            Ended           Ended             through
                                                          (unaudited)     May 31, 1995    May 31, 1994      May 31, 1993
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $    8.26        $   8.11        $   9.05          $    9.48**
                                                         -------------    ------------    ------------    -----------------
Net investment income.................................          0.27            0.62            0.65               0.43
Net realized and unrealized gains (losses) on
  investments, options and futures transactions.......         (0.37)           0.11           (0.96)             (0.51)
                                                         -------------    ------------    ------------    -----------------
Net increase (decrease) in net asset value resulting
  from operations.....................................         (0.10)           0.73           (0.31)             (0.08)
                                                         -------------    ------------    ------------    -----------------
Dividends from net investment income..................         (0.24)          (0.58)          (0.63)             (0.35)
                                                         -------------    ------------    ------------    -----------------
Net asset value, end of period........................     $    7.92        $   8.26        $   8.11          $    9.05
                                                         -------------    ------------    ------------    -----------------
                                                         -------------    ------------    ------------    -----------------
Market price, end of period...........................     $    7.25        $   8.00        $  7.375          $    9.50
                                                         -------------    ------------    ------------    -----------------
                                                         -------------    ------------    ------------    -----------------
TOTAL INVESTMENT RETURN+..............................         (6.44)%         16.98%         (16.22)%             3.59%(1)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000s)......................     $ 479,713        $500,289        $491,303          $ 548,268
Total operating expenses..............................          0.89%(2)        0.86%           0.76%              0.79%(2)
Interest expense......................................          2.44%(2)        2.31%           1.41%              1.57%(2)
Net investment income.................................          6.77%(2)        7.71%           7.61%              7.99%(2)
Portfolio turnover rate...............................           279%            518%            580%               207%

------------
        *  Commencement of investment operations.
       **  Net of offering costs of $0.02.
        + Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
      (1)  Not annualized.
      (2)  Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Hyperion 1997 Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until October 20, 1992, when it sold 10,527 shares of common stock for $100,007 to Hyperion Capital Management, Inc. (the 'Adviser'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 1997 and thereafter to terminate. The distribution and termination may require shareholder approval. The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1997. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

Valuation of Investments: Where market quotations are readily available, portfolio securities are valued based upon the current bid price. The Trust values mortgage-backed securities and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction.

Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining the realized gain or loss or the basis of the security.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------
futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

The Trust invests in financial futures contracts to hedge existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on long term securities are amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Deferred Organization Expenses: A total of $72,575 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Adviser is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. For the six month period ended November 30, 1995, the Adviser earned $1,231,509 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining the books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services the Trust pays a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the six month period ended November 30, 1995, the Administrator earned $339,432 in administration fees.

The Administrator has entered into a Sub-Administrator agreement with Prudential Mutual Fund Management, Inc. (the 'Sub-Administrator'), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, to whom the Administrator will delegate certain of its administrative responsibilities. For these services, the Administrator pays out of its own assets the fee to be paid to the Sub-Administrator computed at the rate of 0.12% per annum of the first $100 million of the Trust's average weekly net assets, 0.10% of the next $150 million and 0.08% of any amounts above $250 million. The Administrator paid $232,109 to the Sub-Administrator for the six month period ended November 30, 1995.

On September 22, 1995, the Administrator notified PMF that it was terminating its Sub-Administration agreement with them effective November 30, 1995. The Administrator would then assume all responsibilities previously performed by PMF.

Certain officers and/or directors of the Trust are officers and/or directors of the Adviser.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six month period ended November 30, 1995 aggregated $1,961,719,185 and $1,998,589,176, respectively.

The federal income tax basis of the Trust's investments at May 31, 1995 was $711,214,439 and, accordingly, net unrealized appreciation for federal income tax purposes was $13,193,534 (gross unrealized appreciation--$20,555,611, gross unrealized depreciation--$7,362,077). At May 31, 1995, the Trust had capital losses of $95,471,281, of which $87,384,493 expires in 2002 and $8,086,788 expires in 2003, available to offset any future capital gains. However, if the Trust terminates as expected in 1997, the capital loss carryforward must be utilized by 1997 in order for shareholders to realize a benefit.

4. BORROWINGS:

The Trust may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Trust sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements and dollar roll agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement or a dollar roll agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements and dollar roll agreements. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------
repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

At November 30, 1995, the Trust had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount.....................    $168,366,717
                                       ---------------
Market Value of Assets Sold Under
  Agreements........................    $168,345,726
                                       ---------------
Weighted Average Interest Rate......           5.85%
                                               -----

The average daily balance of reverse repurchase agreements outstanding during the period ended November 30, 1995, was approximately $202,373,143 at a weighted average interest rate of 5.95%. The maximum amount of reverse repurchase agreements outstanding at any time during the six month period ended November 30, 1995 was $231,552,875 as of June 13, 1995, which was 31.6% of total assets.

5. CAPITAL STOCK:

There are 100 million shares of $0.01 par value common stock authorized. Of the 60,555,227 shares outstanding at November 30, 1995, the Adviser owned 10,527 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock, or approximately 9.1 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value. As of November 30, 1995, 55,300 shares have been repurchased pursuant to this program. For the six month period ending November 30, 1995, no shares were repurchased. All shares repurchased will be retired.

6. LITIGATION:

During the months of October and November 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these actions under the consolidated caption In re: Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Advisor was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which supersedes the first amended complaint. The allegations in the second consolidated amended complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in the Prospectus for the Trust used in connection with its initial public offering. Defendants moved to dismiss the second consolidated amended complaint in December 1994. Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead (granted 93 CIV 7179; July 18, 1995). The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals on August 17, 1995. The appeal has been fully briefed and oral argument of the appeal will likely occur in early 1996.

The Trust, its directors, certain of its officers and underwriters and the Advisor have been named as defendants in Moelis v. Hyperion 1997, et al., a purported class action originally filed on May 6, 1994 and amended shortly thereafter. The claims in the Moelis complaint allege, inter alia, that the Prospectus and several post-issuance reports and public statements were misleading by not disclosing (i) all of the risks involved in the Trust's investments in certain mortgage-backed securities including 'interest-only strips', and (ii) that the Trust had invested in U.S. Treasury Note commodity futures contracts in violation of the Trust's investment objectives. Plaintiff agreed that the defendants need not respond to any of the claims in the Moelis complaint pending the Court's disposition of

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

the motion to dismiss In re: Hyperion Securities Litigation. Subsequent to the court's dismissal of the second consolidated amended complaint In re: Hyperion Securities Litigation, plaintiff sought leave to file a second amended complaint. Leave to do so was granted orally by the Court on October 23, 1995 and its second amended complaint will be served in the near future.

Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Adviser have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Adviser that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Advisory Agreement between the Trust and the Adviser, the Adviser is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Adviser. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Adviser have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the twelve month period ended November 30, 1995 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. The Trust has included these amounts in legal fees. The ultimate outcome of this litigation is not presently determinable.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Open futures contracts at November 30, 1995 are included in the portfolio of investments and written options activity for the year ended November 30, 1995 is as follows:

WRITTEN CALL OPTION TRANSACTIONS
------------------------------------------
                         PRINCIPAL AMOUNTS
                           OF CONTRACTS
                           (000 OMITTED)     PREMIUMS
                         -----------------  -----------
Outstanding,
  beginning of period...    $        --     $        --
  Options written.......     (1,642,413)     (1,800,201)
  Options closed........      1,532,154         742,969
  Options assigned......         75,000         843,750
  Options expired.......             --              --
                         -----------------  -----------
Outstanding, end of
  period................    $   (35,259)    $  (213,482)
                         -----------------  -----------
                         -----------------  -----------

At November 30, 1995, the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

8. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:


DIVIDEND       RECORD      PAYABLE
PER SHARE       DATE         DATE
---------     --------     --------
 $.03958      12/18/95     12/28/95
 $.03958      01/22/96     01/31/96

--------------------------------------------------------------------------------
                                 PROXY RESULTS
--------------------------------------------------------------------------------

During the period ended November 30, 1995, Hyperion 1997 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on October 17, 1995. The description of each proposal and number of shares voted are as follows:

                                                                   SHARES VOTED      SHARES VOTED
                                                                       FOR         WITHOUT AUTHORITY

----------------------------------------------------------------------------------------------------
1.    To elect the Trust's Board of
      Directors:
                                               Kenneth C. Weiss     54,919,758          1,367,324
                                               Lewis S. Ranieri     54,944,252          1,342,830
                                               Patricia A. Sloan    54,910,429          1,376,652


                                                                   SHARES VOTED      SHARES VOTED
                                               SHARES VOTED FOR      AGAINST            ABSTAIN

----------------------------------------------------------------------------------------------------
2.    To select Price Waterhouse LLP as the
      Trust's independent accountants:            54,730,988           384,972          1,171,122


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                                                               NET REALIZED AND
                                                                               UNREALIZED GAINS
                                                                                  (LOSSES) ON
                                                                              INVESTMENTS, SHORT
                                                  NET INVESTMENT              SALES, FUTURES AND
                                                      INCOME                  OPTION TRANSACTIONS
                                TOTAL        -------------------------     -------------------------
QUARTERLY PERIOD               INCOME          AMOUNT        PER SHARE       AMOUNT        PER SHARE
----------------------------------------------------------------------------------------------------

November 2, 1992*
 to November 30, 1992        $ 2,584,661     $ 2,159,309       $0.04       $ 1,146,808      $  0.02
December 1, 1992
 to February 28, 1993         14,779,207      11,246,030        0.19       (15,734,330)       (0.26)
March 1, 1993
 to May 31, 1993              15,992,379      12,345,333        0.20       (16,386,657)       (0.27)
June 1, 1993
 to August 31, 1993           14,588,765      11,384,530        0.19       (11,342,823)       (0.19)
September 1, 1993
 to November 30, 1993         10,820,856       8,232,873        0.14       (24,209,878)       (0.40)
December 1, 1993
 to February 28, 1994         10,140,455       9,877,648        0.16        (7,298,603)       (0.12)
March 1, 1994
 to May 31, 1994              15,014,110       9,888,181        0.16       (14,937,318)       (0.25)
June 1, 1994
 to August 31, 1994           12,394,336       9,144,393        0.15          (637,576)       (0.01)
September 1, 1994
 to November 30, 1994         14,165,751      10,682,955        0.18       (10,524,270)       (0.18)
December 1, 1994
 to February 28, 1995         13,167,352       9,172,057        0.15         8,349,257         0.14
March 1, 1995
 to May 31, 1995              13,431,319       8,668,837        0.14         9,297,643         0.16
June 1, 1995
 to August 31, 1995           12,853,355       8,557,537        0.14        (8,569,766)       (0.14)
September 1, 1995
 to November 30, 1995         12,020,041       8,106,647        0.13       (13,910,970)       (0.23)


                                  NET INCREASE
                               (DECREASE) IN NET
                             ASSETS RESULTING FROM              DIVIDENDS AND
                                   OPERATIONS                   DISTRIBUTIONS           SHARE PRICE
                           --------------------------     -------------------------     ------------
QUARTERLY PERIOD              AMOUNT        PER SHARE       AMOUNT        PER SHARE     HIGH     LOW
----------------------------------------------------------------------------------------------------
November 2, 1992*
 to November 30, 1992      $   3,306,117     $  0.06      $        --       $  --       $10 1/8  $10
December 1, 1992
 to February 28, 1993         (4,488,300)      (0.07)      10,600,781       0.175        10 1/8    9 1/2
March 1, 1993
 to May 31, 1993              (4,041,324)      (0.07)      10,600,781       0.175        10 1/8    9 1/2
June 1, 1993
 to August 31, 1993               41,707       (0.00)      10,600,780       0.175         9 1/2    9 1/4
September 1, 1993
 to November 30, 1993        (15,977,005)      (0.26)       9,594,648       0.158         8 3/4    8
December 1, 1993
 to February 28, 1994          2,579,045        0.04        9,091,549       0.149         8 1/8    7 3/4
March 1, 1994
 to May 31, 1994              (5,049,137)      (0.09)       9,087,328       0.150         7 3/4    7 3/8
June 1, 1994
 to August 31, 1994            8,506,817        0.14        9,085,234       0.150         8        7 3/8
September 1, 1994

 to November 30, 1994            158,685        0.00        9,084,555       0.150         7 7/8    7
December 1, 1994
 to February 28, 1995         17,521,314        0.29        8,578,218       0.140         7 1/2    7
March 1, 1995
 to May 31, 1995              17,966,480        0.30        8,325,701       0.140         8        7 3/8
June 1, 1995
 to August 31, 1995              (12,229)       0.00        7,568,798       0.120         8 1/8    7 1/2
September 1, 1995
 to November 30, 1995         (5,804,323)      (0.10)       7,190,273       0.120         7 3/4    7 1/8


* Commencement of investment operations

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
520 Madison Avenue
New York, New York 10022
FOR GENERAL INFORMATION ABOUT THE FUNDS:
(800) HYPERION

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin St.
Boston, Massachusetts 02116

TRANSFER AGENT

BOSTON FINANCIAL DATA SERVICES, INC.
2 Heritage Drive
North Quincy, Massachusetts 02171
FOR SHAREHOLDER SERVICES:
(800) 426-5523

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

GIBSON, DUNN & CRUTCHER
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

                                   HYPERION
                                     1997
                                  TERM TRUST

                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1995


                                    [logo]


------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Louis C. Lucido
President

Clifford E. Lai
Senior Vice President

L. David Ricci
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

------------------------------------------------------


                         HYPERION
                  Capital Management, Inc.

------------------------------------------------------

The accompanying financial statements as of November 30, 1995 were not audited and accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                         HYPERION 1997 TERM TRUST, INC.
                               520 Madison Avenue
                               New York, NY 10022